SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registration [ ]

Check appropriate box:

[X]    Preliminary Proxy Statement

[   ]    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-12

ELECTROPURE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check applicable box)

[   ]    No fee required

[X]    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies: N/A

         2) Aggregate number of securities to which transaction applies: N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        Total Amount:          $4,675,000

        How Determined:     Purchase Price under Purchase Agreements

4) Proposed maximum aggregate value of transaction:     $4,675,000

5) Total Fee paid:     $550.25

[   ]   Fee paid previously with preliminary materials

[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify for previous filing by registration statement number, or for the form or schedule and the date of its filing.

         1) Amount previously paid:        $94.16

         2) Form, schedule or registration statement number: Schedule 14C Information Statement

         3) Filing party:                           Electropure, Inc.

        4) Date filed:                              May 16, 2005

i

ELECTROPURE, INC.

23456 South Pointe Drive

Laguna Hills, California 92653

NOTICE OF SOLICIATION OF THE CONSENT

OF SHAREHOLDERS WITHOUT A MEETING

TO THE SHAREHOLDERS OF ELECTROPURE, INC:

Notice is hereby given that Electropure, Inc. is soliciting the consent of its Shareholders with regard to the following actions:

        1.        To approve the sale of substantially all of the assets owned by and used in the operations of Electropure EDI, Inc. to SnowPure, LLC and to immediately dissolve and terminate the corporate existence of Electropure EDI, Inc., pursuant to the Agreement for Purchase and Sale of Assets dated April

        15, 2005, as amended on June 29, 2005 (the "EDI Asset Sale Transaction").

        2.        To amend the bylaws and articles of incorporation of Electropure, Inc. to change its corporate name to Micro Imaging Technology, Inc.

        3.        To approve the sale of the land and building owned by Electropure Holdings, LLC to the George A Boukather Trust, an unaffiliated third party,

        pursuant to the Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated June 3, 2005, as amended on July 15, 2005 (the

        "Building Asset Sale Transaction").

        The EDI Asset Sale Transaction, the Building Asset Sale Transaction, and the plan to amend the bylaws and articles of incorporation of Electropure, Inc. are more fully described in the Consent Solicitation Statement accompanying this Notice. You are encouraged to carefully read the Consent Solicitation statement and the exhibits referenced therein.

        You are being asked to approve the EDI Asset Sale Transaction and the Building Asset Sale Transaction (collectively, the "Asset Sale Transactions") because the sales, jointly and severally, constitute a sale of "substantially all" of Electropure's assets as this phrase is defined under the California General Corporation Law.

        Electropure's Board has unanimously approved, and recommends that you vote in favor of, each of the proposals described above. Electropure's Board believes that Micro Imaging Technology's system for rapid microbe identification, if it can be fully developed and commercialized, may have significant market potential and could provide growth and long-term benefits to the shareholders of the Company. Substantially all the proceeds from the Asset Sale Transactions will be invested in furthering MIT's product development.

        Only shareholders of record at the close of business on September 27, 2005 (the "Record Date") are entitled to notice of and to vote on the proposals.

        Electropure encourages you to read the accompanying Consent Solicitation Statement and submit your Consent Card, to American Stock Transfer and Trust Company on or before November 11, 2005. You may submit your Consent by completing, signing, dating and returning your Consent Card in the pre-addressed envelope provided. Should you receive more than one Consent Card because your shares are held in multiple accounts or registered in different names or addresses, please return each Consent Card to assure that all of your shares are voted.

                                                                                                                                    FOR THE BOARD OF DIRECTORS

                                                                                                                                    /S/ William F. Farnam

                                                                                                                                    William F. Farnam, Chairman

Laguna Hills, California

October 5, 2005

ii

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ASSET TRANSACTIONS AND PROPOSALS...................................................................	1
CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS.........................................................................	5
PROPOSAL ONE: TO APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OWNED BY AND USED IN THE OPERATIONS OF ELECTROPURE EDI, INC. TO SNOWPURE, LLC.......................................................................................................	6
SUMMARY TERM SHEET..............................................................................................................................................................................	6
PROPOSAL TWO: TO AMEND THE BYLAWS AND ARTICLES OF INCORPORATION OF ELECTROPURE, INC. TO CHANGE ITS CORPORATE NAME TO MICRO IMAGING TECHNOLOGY, INC......................................................................	7
PROPOSAL THREE: TO APPROVE THE SALE OF THE LAND AND BUILDING OWNED BY ELECTROPURE HOLDINGS, LLC TO THE GEORGE A BOUKATHER TRUST..........................................................................................................................................	8
SUMMARY TERM SHEET..............................................................................................................................................................................	8
PROPOSALS ONE AND TWO: APPROVAL OF THE EDI ASSET TRANSACTION AND AMENDMENT OF ELECTROPURE'S BYLAWS AND ARTICLES OF INCORPORATION..................................................................................................................	9
BACKGROUND OF THE EDI ASSET TRANSACTION:..........................................................................................................	9
PARTIES:................................................................................................................................................................................	10
TERMS:...................................................................................................................................................................................	10
USE OF PROCEEDS:............................................................................................................................................................	12
REGULATORY APPROVALS:................................................................................................................................................	12
INCOME TAX CONSEQUENCES:........................................................................................................................................	12
STOCKHOLDER APPROVAL:...............................................................................................................................................	12
IMPORTANT NOTE TO THE COMPANY'S SHAREHOLDERS:...........................................................................................	12
PROPOSAL THREE: APPROVAL OF THE BUILDING ASSET TRANSACTION................................................................	13
BACKGROUND OF THE EDI ASSET TRANSACTION:............................................................................................................	13
PARTIES:....................................................................................................................................................................................	14
TERMS:.......................................................................................................................................................................................	14
USE OF PROCEEDS:................................................................................................................................................................	15
REGULATORY APPROVALS:....................................................................................................................................................	15
INCOME TAX CONSEQUENCES:...........................................................................................................................................	15
STOCKHOLDER APPROVAL:..................................................................................................................................................	15
ELECTROPURE SELECTED HISTORIAL CONSOLIDATED FINANCIAL DATA..................................................................	16
MARKET PRICE AND DIVIDEND INFORMATION...................................................................................................................	16
INFORMATION CONCERNING THE PURPOSE OF THE TRANSACTIONS, VOTING AND SOLICITATION...................	17
PURPOSE OF THE TRANSACTIONS..............................................................................................................................................	17
RECOMMENDATION OF ELECTROPURE'S BOARD...................................................................................................................	19
THE CONSENT PROCEDURE..........................................................................................................................................................	19
VOTING PROCEDURES AND REVOCATION OF CONSENTS....................................................................................................	20
ABSENCE OF DISSENTERS' RIGHTS..............................................................................................................................................	20
DESCRIPTION OF CAPITAL STOCK..............................................................................................................................................	20
COMMON STOCK..........................................................................................................................................................................	20
CLASS B COMMON STOCK...........................................................................................................................................................	21
CONVERTIBLE PREFERRED STOCK...........................................................................................................................................	21
PREFERRED STOCK.....................................................................................................................................................................	21
WARRANTS AND STOCK OPTIONS..............................................................................................................................................	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.........................................................	22
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON...................................................................................	24
DISTRIBUTION AND COSTS................................................................................................................................................................	24
ADDITIONAL INFORMATION.............................................................................................................................................................	24
INFORMATION INCORPORATED BY REFERENCE.......................................................................................................................	25
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS...............................................................	25
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION........................................	36

iii

QUESTIONS AND ANSWERS ABOUT THE ASSET TRANSACTIONS AND PROPOSALS

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the following proposals:

(1)    The EDI Asset Sale Transaction (Proposal 1) -- the sale of substantially all of the assets owned by and utilized in the operations of Electropure EDI, Inc.

        ("EDI") (a wholly-owned subsidiary of the Company) to SnowPure, LLC, and the subsequent dissolution and termination of the corporate existence of the

        EDI subsidiary,

(2)    The amendment of the articles of incorporation and bylaws of the Company (Proposal 2) -- to change its name from Electropure, Inc. to Micro Imaging

        Technology, Inc., and

(3)    The Building Asset Sale Transaction (Proposal 3) -- the sale of the building owned by Electropure Holdings, LLC ("LLC") (a wholly-owed subsidiary of the

        Company) to the George A. Boukather Trust, an unaffiliated third party, and the subsequent dissolution and termination of the corporate existence of

        Electropure Holdings, LLC.

WHY IS ELECTROPURE PROPOSING TO ENTER INTO THE ASSET TRANSACTIONS?

After due consideration of other alternatives available to Electropure, Electropure's Board concluded that the completion of the Asset Sale Transactions, which also require our corporate name change and the subsequent dissolution and winding up of Electropure EDI, Inc., was most reasonably likely to return the greatest potential value, when adjusted for risk, to Electropure shareholders as compared to other alternatives. Electropure's Board believes that further investment in Micro Imaging Technology's system for rapid microbe identification, if it can be fully developed and commercialized, may have significant market potential and could provide growth and long-term benefits to the shareholders of the Company.

WHAT WILL ELECTROPURE RECEIVE IN THE ASSET TRANSACTIONS?

Electropure will receive an aggregate of $800,000 in a combination of cash and assumption of liabilities as a result of the EDI Asset Sale Transaction. Pursuant to the Building Asset Sale Transaction, Electropure will sell the building it currently owns for $3,875,000. The aggregate net cash to be realized from each of these transactions is described elsewhere in this Consent Solicitation Statement.

WHEN WILL THE ASSET TRANSACTIONS BE COMPLETED?

The parties are working toward completing the Asset Sale Transactions as quickly as possible. In addition to the approval of the Asset Sale Transactions by Electropure's shareholders, each of SnowPure, LLC and Electropure and the George A. Boukather Trust and Electropure must satisfy or waive, to the extent possible, all of the other closing conditions contained in the respective Asset Purchase Agreements. The parties anticipate that the Asset Sale Transactions will close as promptly as practicable following receipt by Electropure of the affirmative vote of the holders of a majority of the outstanding shares of Electropure's common stock and convertible preferred stock; provided that each of the closing conditions contained in the respective Asset Purchase Agreements, including the approval of the Asset Sale Transactions by Electropure's shareholders, has been satisfied or waived.

WHEN WILL THE COMPANY'S SUBSIDIARIES BE DISSOLVED AND WHEN WILL ELECTROPURE'S CORPORATE NAME BE CHANGED TO MICRO IMAGING TECHNOLOGY, INC.?

California General Corporation Law provides that, following the approval of Electropure's shareholders to sell the assets and dissolve the corporate existence of Electropure, EDI, Inc. and Electropure Holdings, LLC (the "Subsidiaries") and following the approval of Electropure's shareholders to change the corporate name of Electropure, Inc., Electropure's Board may take such actions as it deems necessary in furtherance thereof. In connection with the foregoing, as soon as practicable:

        *    Electropure will file a certificate of dissolution in the appropriate jurisdiction to dissolve Electropure EDI, Inc. (a Nevada corporation) and Electropure

              Holdings, LLC (a California limited liability company), after the payment, or the provision for the payment, of all of liabilities and obligations of the respective Subsidiaries.

        *    Electropure will file a Certificate of Amendment of the Articles of Incorporation of Electropure, Inc. with the Secretary of State of the State of California to change its corporate name to "Micro Imaging Technology, Inc."

WILL ANY DISTRIBUTIONS BE MADE TO ELECTROPURE'S SHAREHOLDERS?

No. The Asset Sale Transactions will not result in the distribution of anything to the shareholders of Electropure. A portion of the proceeds will be used to further the business and value of the Micro Imaging Technology, and the remaining portion of the proceeds may be used to repay certain indebtedness owed to Mr. Anthony M. Frank or his affiliates in his capacity as a creditor of the Company. Except for $300,000 in principal loans, plus interest accrued on the loans, on which the Company has granted Mr. Frank liens against the building, there is no agreement or understanding between the Company and Mr. Frank regarding what additional portion of the proceeds of the sales, if any, will be used to repay Mr. Frank.

WHAT VOTE OF ELECTROPURE SHAREHOLDERS IS REQUIRED TO APPROVE THESE MATTERS?

Each of the Proposals contained in this Consent Solicitation Statement require the approval of the holders of a majority of the outstanding shares of common stock and convertible preferred stock of Electropure as of the Record Date.

WHAT HAPPENS IF ELECTROPURE'S SHAREHOLDERS APPROVE ONE ASSET TRANSACTION, BUT NOT BOTH?

If one of the transactions is approved but not the other, then the Board will proceed with solely that asset sale transaction. In this case, it would mean that fewer assets would be available for working capital and repayment of liabilities and indebtedness than if both transactions had been completed. No assurances can be given that Electropure will be able to continue its remaining operations in this case.

DOES THE BOARD OF DIRECTORS OF ELECTROPURE RECOMMEND THAT I VOTE IN FAVOR OF THE ASSET TRANSACTIONS AND THE CORPORATE NAME CHANGE?

Yes. After careful consideration, Electropure's Board unanimously recommends that you vote in favor of each of Proposals 1, 2, and 3.

DID ELECTROPURE OBTAIN A FAIRNESS OPINION IN CONNECTION WITH THE ASSET TRANSACTIONS?

No written opinion, report or appraisal relating to the fairness of the sale price of the assets has been obtained by the Company. The terms of the transactions are based on the negotiations and solicitations described elsewhere in this Consent Solicitation Statement. However, based upon studied research regarding the value of properties in the area, the Company believes that the price offered and accepted for the building is at or about fair market value for similar properties currently being sold in the area.

WHAT DO I NEED TO DO NOW?

You should read this Consent Solicitation Statement carefully in its entirety to consider how the matters discussed will affect you. Then mark, sign, date and return the enclosed Consent card in the postage-paid envelope provided in accordance with the instructions on the enclosed Consent card or the voting instruction form received from any broker, dealer, trustee, bank or other nominee that may hold your shares of Electropure stock on your behalf, as soon as possible so that your shares can be voted.

WHAT HAPPENS IF I DO NOT VOTE?

The failure to return your Consent card or vote will have the same effect as voting AGAINST approval of each Proposal.

WHAT HAPPENS IF I RETURN A SIGNED CONSENT CARD BUT DO NOT INDICATE HOW TO VOTE MY SHARES?

If you do not include instructions on how to vote your properly signed and dated Consent, your shares will be voted FOR approval of each Proposal.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares by following the procedure provided by your broker. The failure to provide voting instructions to your broker will have the same effect as voting AGAINST approval of each Proposal.

MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED CONSENT CARD OR INSTRUCTION FORM?

Upon receipt of an affirmative vote of a majority of the common stock and convertible preferred stock of Electropure, Electropure will be authorized and intends to take all necessary steps to immediately complete each of the Asset Sale Transactions. However, you may revoke or change your Consent at any time prior to the receipt of the required number of votes or November 11, 2005, whichever first occurs. You may revoke or change your Consent by submitting another Consent card with a later date or by sending a written notice or revocation to Electropure's Secretary at Electropure's principal executive offices.

SHOULD I SEND IN MY ELECTROPURE STOCK CERTIFICATES?

No. Please do not mail in your Electropure stock certificates in connection with the corporate name change to Micro Imaging Technology, Inc. Electropure will communicate with you as to when and how to exchange your Electropure stock certificates for new Micro Imaging Technology, Inc. certificates.

CAN I STILL SELL MY SHARES OF ELECTROPURE COMMON STOCK?

Yes, none of the transactions contemplated in this Consent Solicitation Statement will affect your status as a shareholder of Electropure, Inc. or your ability to sell your Electropure common stock which is currently traded on the OTC Electronic Bulletin Board market "pink sheets." However, the trading symbol of our common stock may change from "ELTP" once we have changed the corporate name to Micro Imaging Technology, Inc. We will notify our shareholders in the event of such a symbol change.

AM I ENTITLED TO DISSENTERS' RIGHTS?

No. Under California General Corporation Law, Electropure's shareholders will not be entitled to dissenters' rights in connection with either of the Asset Sale Transactions or the corporate name change.

WHO CAN HELP ANSWER MY ADDITIONAL QUESTIONS?

Shareholders who have additional questions about the Asset Sale Transactions or the corporate name change, including the procedures for voting their shares of Electropure stock, or who would like additional copies, without charge, of this Consent Solicitation Statement, should contact:

Corporate Secretary

Electropure, Inc.

23456 South Pointe Drive

Laguna Hills, California 92653

Phone: 1-949-770-9347

Fax: 1-949-770-9209

CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS

        This Consent Solicitation Statement includes certain "forward-looking" statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are based on Electropure's management's current expectations based upon information currently available to them, are not statements of historical fact and are subject to various risks, uncertainties and assumptions. Words such as "may", "will", "intends", "should", "expects", "proposed", "plan", "projects", "anticipates", "believes", "estimates", "predicts", "potential", "continue", or "opportunity", or the negative of these terms or words of similar import, are intended to identify forward-looking statements.

        These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation, the following risks and uncertainties:

    *    Not all of the conditions to the completion of the Asset Sale Transactions pursuant to the respective asset purchase agreements, including the approval of

          Electropure's shareholders holding a majority of the outstanding Electropure common stock and convertible preferred stock, and the receipt of necessary regulatory and governmental approvals, may be fulfilled;

    *    If the EDI Asset Sale Transaction is terminated under certain circumstances outlined in the Purchase and Sale Agreement, Electropure's obligation to pay a termination fee of $30,000 in cash to SnowPure, LLC could adversely affect Electropure's business, financial condition and results of operations;

    *    Potential or actual litigation may challenge the proposed transactions;

    *    General economic, financial and business conditions may make the Asset Sale Transactions less desirable;

    *    The benefits of the proposed Asset Sale Transactions may not be realized due to less than favorable than anticipated future financial and operating performance and results in the Company's Micro Imaging Technology subsidiary.

        The forward-looking statements included in this Consent Solicitation Statement are made only as of the date of this Consent Solicitation Statement. Electropure undertakes no obligation to publicly update any of the forward-looking statements made in this Consent Solicitation Statement, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

ELECTROPURE, INC.

23456 South Pointe Drive

Laguna Hills, California 92653

949-770-9347

CONSENT SOLICITATION STATEMENT

        This Consent Solicitation Statement is furnished to the holders of record at the close of business on September 27, 2005 of the outstanding common stock and convertible preferred stock of Electropure, Inc. (the "Company"), pursuant to Rule 14a-2 promulgated under the Securities Exchange Act of 1934, as amended. The shareholders are being asked to provide their written consent to the following actions:

(1)     the sale of substantially all of the assets owned by and utilized in the operations of Electropure EDI, Inc. ("EDI") (a wholly-owned subsidiary of the Company)         to SnowPure, LLC, and the subsequent dissolution and termination of the corporate existence of the EDI subsidiary,

(2)    the amendment of the articles of incorporation and bylaws of the Company to change its name from Electropure, Inc. to Micro Imaging Technology, Inc., and

(3)    the sale of the building owned by Electropure Holdings, LLC ("LLC") (a wholly-owed subsidiary of the Company) to the George A. Boukather Trust, and the

        subsequent dissolution and termination of the corporate existence of the LLC subsidiary.

        This Consent Solicitation Statement is first being mailed to shareholders of Electropure, Inc. on or about October 6, 2005.

PROPOSAL ONE: TO APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OWNED BY AND USED IN THE OPERATIONS OF ELECTROPURE EDI, INC. TO SNOWPURE, LLC.

SUMMARY TERM SHEET

For a more detailed description of the terms of this transaction, please see "BACKGROUND OF THE EDI ASSET TRANSACTION" below.

* Sellers:	Electropure, Inc. and its wholly owned subsidiary, Electropure EDI, Inc.

* Buyers:	SnowPure, LLC, whose principal owner and operator is Michael Snow (the General Manager of Electropure EDI, Inc.).

* Transaction:	Sale of substantially all assets owned by and utilized in the operations of Electropure EDI, Inc. Electropure EDI, Inc. constitutes the Company's only operating business.

* Purchase Price:	$800,000.

* Form of Payment:	The Buyer will assume certain liabilities of Electropure EDI, Inc., estimated to be $362,000 as of July 31, 2005, and payment of the balance of the purchase price in cash at the closing.

* Use of Proceeds:

From the cash proceeds realized at Closing, estimated to be $438,000 as of July 31, 2005, the Company will be required to (1) repay a $100,000 loan from SnowPure, LLC (plus any unpaid interest accrued through the closing date); (2) satisfy certain remaining debts and trade payables on the books of EDI; and (3) pay certain taxes due as a result of the transaction. The remaining net cash proceeds from the transaction will be utilized as working capital and may be used to pay administrative expenses and other liabilities, including but not limited to current and accrued salaries and legal expenses.

	ESTIMATED NET CASH PROCEEDS	$438,000
	Repayment of SnowPure LLC loan, plus interest	-100,000
	Remaining debts and payables	-76,000
	Estimated California Sales Tax (on sale of EDI assets)	-10,000
	Estimated Working Capital Remaining:	$252,000

* Closing Date:	Approximately October 14, 2005, as amended.

* Payments to Shareholders:

The transaction will not result in the distribution of anything to the shareholders of the Company. However, a portion of the proceeds may be used to repay certain indebtedness owed to Mr. Anthony M. Frank or his affiliates in his capacity as a creditor of the Company. There is no agreement or understanding between the Company and Mr. Frank regarding what portion of the proceeds of the sale, if any, will be used to repay Mr. Frank.

* Major Effect:	The Company will no longer own an operating business.

* Significant Termination Events:

The Board of Directors of the Company can terminate the Purchase and Sale Agreement at any time prior to the closing, if, upon the concurring advice of counsel, the Board believes it is necessary in the discharge of its fiduciary duties to the Company's shareholders.

The Buyer can terminate the Purchase and Sale Agreement at any time prior to the closing if it is not satisfied with the results of its due diligence investigation of the Company and EDI.

* Pre-Closing Obligations:	Subject to available cash flow, the Company agreed to attempt to carry on the business of EDI in substantially the same manner as previously conducted until the closing occurs.

* Post-Closing Obligations:	The Company must change its name to a name unrelated to Electropure or EDI, and the Company must terminate the corporate existence of EDI.

PROPOSAL TWO: TO AMEND THE BYLAWS AND ARTICLES OF INCORPORATION OF ELECTROPURE, INC. TO CHANGE ITS CORPORATE NAME TO MICRO IMAGING TECHNOLOGY, INC.

The obligations of the Company to complete the EDI Asset Sale Transaction include an obligation to obtain approval from its shareholders to change its corporate name to a name unrelated to Electropure or EDI. The Board of Directors proposes that the corporate name be changed to Micro Imaging Technology, Inc. so that the Company's corporate identity may be more closely aligned with its remaining business, its Nevada subsidiary, Micro Imaging Technology. In order to fulfill this obligation and change the corporate name, the Company must amend its Bylaws and Articles of Incorporation.

PROPOSAL THREE: TO APPROVE THE SALE OF THE LAND AND BUILDING OWNED BY ELECTROPURE HOLDINGS, LLC TO THE GEORGE A BOUKATHER TRUST.

SUMMARY TERM SHEET

For a more detailed description of the terms of this transaction, please see "BACKGROUND OF THE BUILDING ASSET TRANSACTION" below.

* Sellers:	Electropure Holdings, LLC, a wholly owned subsidiary of Electropure, Inc.

* Buyers:	George A. Boukather Trust Dated October 10, 1989, as amended.

* Transaction:	Sale of the land and building located at 23456 South Pointe Drive, Laguna Hills, California 92653. The land and building constitutes the Company's single largest asset.

* Purchase Price:	$3,875,000, as amended.

* Form of Payment:	The purchase price will be paid in the form of cash at closing, less amounts owed to the first, second and third lien holders, along with the fees and expenses of the sale to be paid by the Company.

* Use of Proceeds:

From the cash proceeds realized at Closing, estimated to be $1,496,500 as of July 31, 2005, the Company will be required to (1) repay a $250,000 loan received from the Buyer in July 2005; (2) satisfy liens on the property held by our majority shareholder, Anthony M. Frank; and (3) refund the security deposit of our current sublessee. The remaining net cash proceeds from the transaction will be utilized as working capital and may be used to pay administrative expenses and other liabilities, including but not limited to current and accrued salaries and legal expenses.

	ESTIMATED NET CASH PROCEEDS	$1,496,500
	Repayment of Boukather Loan	-250,000
	Repayment of Anthony M. Frank loans, including interest	-308,333
	Refund of Sublessee Security Deposit	-12,600
	Estimated Working Capital Remaining:	$925,567

* Closing Date:	Approximately October 14, 2005, as amended.

* Payments to Shareholders:

The transaction will not result in the distribution of anything to the shareholders of the Company. However, a portion of the proceeds may be used to repay certain indebtedness owed to Mr. Anthony M. Frank or his affiliates in his capacity as a creditor of the Company. Except for $300,000 in principal loans, plus interest accrued on the loans, on which the Company has granted Mr. Frank liens against the building, there is no agreement or understanding between the Company and Mr. Frank regarding what additional portion of the proceeds of the sale, if any, will be used to repay Mr. Frank.

* Major Effect:	The Company will no longer own its single largest asset.

* Significant Termination Events:

The Parties can mutually agree to terminate the Sale Agreement at any time prior to the closing. Such termination does not relieve or release either Party from its obligation to pay agreed upon escrow fees and costs.

The Buyer can terminate the Sale Agreement at any time prior to the closing if it is not satisfied with or waive contingencies to closing outlined in the Sale Agreement.

* Pre-Closing Obligations:	The Company must obtain all necessary regulatory and shareholder approvals to permit the sale of its corporate assets.

* Tax Consequences:	Due to extensive operating losses, it is unlikely that the sale will result in the imposition of any income tax on the Company. See "INCOME TAX CONSEQUENCES" below.

PROPOSALS ONE and TWO:        APPROVAL OF THE EDI ASSET TRANSACTION and AMENDMENT OF ELECTROPURE'S BYLAWS

                                                           AND ARTICLES OF INCORPORATION

BACKGROUND OF THE EDI ASSET TRANSACTION:

        For the past several years, the only sources of working capital for the Company (other than from EDI operations) has come from refinancing of the Company's building and loans from our majority stockholder, Mr. Anthony Frank, and such funds have proven to be insufficient to carry out the goals and objectives of the organization. Beginning in early 2002 and continuing through April 2005, the Company's management and Board of Directors have explored numerous possible means to generate working capital sufficient to meets its needs and to continue the research and development activities of Micro Imaging Technology, its majority-owned Nevada subsidiary, as well as to expand sales in the EDI subsidiary. The Company has sought new investors or partners seeking ways to fund ongoing administrative expenses and development costs, and numerous companies have been contacted by members of the Board of Directors, both verbally and in writing, inquiring of their interest in our EDI operation, whether involving a license, partnership, joint venture or sale. We contacted companies across a very broad span of the water industry, including current competitors, as well as other companies whose businesses are unrelated to water treatment. However, none of the many companies and parties contacted, except SnowPure, LLC, was willing or able to make what the Board considered to be a reasonable offer for the EDI business or assets or any other financial arrangement of any form involving the EDI business, that comported with the Company's need to obtain working capital quickly. The Company did not and does not have sufficient cash flow to continue the EDI operation for any length of time.

        In August 2004, Michael Snow, who was at the time the Vice President and Chief Operating Officer of the Company and the General Manager of the EDI subsidiary, advised the Board of his interest in purchasing the assets of the EDI subsidiary. Mr. Snow resigned as Vice President and COO at that time, and the Company began informal discussions with Mr. Snow while continuing all efforts to seek outside interested parties for the EDI business. In December 2004, Mr. Snow made a $100,000 working capital loan to the Company through his Nevada limited liability company, SnowPure, LLC, and was granted a security interest in most of the EDI assets as collateral. The terms of the loan required the Company to pay $10,000 in non-refundable advanced legal expenses. As of July 31, 2005, the Company had paid the legal expenses as well as interest accrued, at 10% per annum, as of that date. The principal balance of the loan, which was due to be repaid on March 9, 2005, as well as additional accrued interest remains due at this time.

        Given the Company's quickly diminishing financial resources and the lack of other interest in the EDI subsidiary, the Board determined that a sale of the EDI subsidiary to SnowPure, LLC was the Company's only viable option to generate some value from the EDI subsidiary. On April 15, 2005, the parties agreed to the terms of a Purchase and Sale Agreement and on April 19, 2005, the Company's Board of Directors approved the sale whereby SnowPure would pay a total purchase price of $800,000 for the assets, through a combination of cash and assumption of certain liabilities. The purchase price will be paid in the form of cash and assumption of certain debt on the books of EDI as of the closing, including notes and trade payables, accrued salaries and expenses due Michael Snow, the principal owner and operator of SnowPure, LLC. The portion of the purchase price to be paid in cash, therefore, will be the difference between $800,000 and the exact amount of the debt to be assumed pursuant to this transaction as determined at the closing, which is estimated to be approximately $362,000 as of July 31, 2005. From the cash proceeds of the sale, the Company will be required to utilize approximately $86,000 to pay certain taxes and trade and employee payables and to repay SnowPure LLC for the $100,000 December 2004 loan, plus accrued and unpaid interest.

        A copy of the Agreement was filed on April 26, 2005 as an Exhibit to Form 8-K. You should read the Agreement in its entirety, including the exhibits and schedules to the Agreement, to understand the terms of the transaction. The exhibits and schedules to the Agreement will be updated at a later date to ensure their accuracy as of the closing date. The information regarding the sale of the EDI subsidiary contained herein is only a summary and does not state all of the terms and conditions of the transaction. Certain terms of the Agreement are set forth below:

PARTIES:                Electropure, Inc. - Seller

                                  23456 South Pointe Drive

                                  Laguna Hills, California 92653

                                  Telephone:  949-770-9347

                                  Electropure EDI, Inc. - Seller

                                  23456 South Pointe Drive

                                  Laguna Hills, California 92653

                                  Telephone: 949-770-9347

                                  SnowPure, LLC - Buyer

                                  P. O. Box 8157

                                  Rancho Santa Fe, California 92067

                                  Telephone: 858-336-4300

TERMS:

*        The effective date of the Agreement is April 19, 2005, and the closing date, as amended, is estimated to be October 14, 2005. The parties intend to close the transaction as soon as is possible, however, the Company is required to comply with securities law requirements to obtain shareholder approval of the transaction.

*        The Company agreed to sell substantially all of the assets of its EDI operation to SnowPure, LLC for a total purchase price of $800,000, due in a combination of cash and assumption of liabilities. A complete listing of the assets being sold is attached to the Agreement as Exhibits A-1, A-2, and A-3, as of April 19, 2005. The liabilities being assumed by SnowPure, LLC are listed in Exhibits C and D to the Agreement, as of April 19, 2005. The Company will update the Exhibits to the Agreement to reflect the assets and liabilities of EDI as of the closing date.

*        Closing of the transaction is subject to SnowPure, LLC being satisfied with the results of its due diligence review of the Company and EDI. It can terminate the Agreement at any time prior to the closing if it is not satisfied with the results of its due diligence investigation of the Company and EDI. This "due diligence out" essentially gives SnowPure, LLC the right to terminate the Agreement for any reason at all. For example, if the Company were unable to maintain sufficient funding to continue the operation of EDI until the closing date, SnowPure, LLC could terminate the Agreement.

*        Upon closing, the Company must pay:

            *        all trade payables accrued in the EDI operation which are not assumed by Buyer;

            *        the full amount of interest and principal due SnowPure, LLC under the $100,000 loan agreement of December 9, 2004.

*        The Board of Directors of the Company can terminate the Agreement at any time prior to the closing, if, upon the concurring advice of counsel, the Board believes it is necessary in the discharge of its fiduciary duties to the Company's shareholders.

*        Subject to available cash flow, the Company agreed to attempt to carry on the business of EDI in substantially the same manner as previously conducted until the closing occurs.

*        The Company will change its name from Electropure Inc. to a name unrelated to the Electropure or EDI business or market and, as soon as practicable after

          Closing, take all action required to liquidate completely and terminate the corporate existence of Electropure EDI, Inc.

*        Because the Company's finances continue to be severely limited, no opinion, report or appraisal relating to the fairness of the sale of the EDI assets to

          SnowPure, LLC has been obtained by the Company. The terms of the transactions are based on the negotiations and solicitations described herein.

*        The transaction will not result in the distribution of anything to the shareholders of the Company. However, a portion of the proceeds may be used to repay certain indebtedness owed to Mr. Anthony M. Frank or his affiliates in his capacity as a creditor of the Company. There is no agreement or understanding between the Company and Mr. Frank regarding what portion of the proceeds of the sale, if any, will be used to repay Mr. Frank.

*        The Company and EDI are not permitted to enter into a business competitive with the business being sold to SnowPure, LLC for a period of five years following the Closing.

*        The Company will be obligated to pay one-half of the sales tax generated by the sale of the physical assets involved in the transaction, currently estimated to be up to $10,000 in sales tax.

USE OF PROCEEDS:

        From the cash proceeds realized at Closing, estimated to be $438,000 as of July 31, 2005, the Company will be required to (1) repay the principal and interest accrued on the December 2004 loan from SnowPure, LLC.; (2) satisfy certain remaining trade and employee payables on the books of EDI; and (3) pay certain taxes due as a result of the transaction. The remaining net cash proceeds from the transaction will be utilized as working capital and may be used to pay administrative expenses and other liabilities, including but not limited to current and accrued salaries and legal expenses.

ESTIMATED NET CASH PROCEEDS	$438,000
Repayment of SnowPure LLC loan, plus interest	-100,000
Remaining debts and payables	-76,000
Estimated California Sales Tax (on sale of EDI assets)	-10,000
Estimated Working Capital Remaining:	$252,000

REGULATORY APPROVALS:

        Approval by the Electropure shareholders of the sale of the EDI assets is subject to compliance with applicable federal and state securities laws, and applicable provisions of California law. No other federal or state regulatory approval is required to complete the sale of the EDI assets to SnowPure, LLC.

INCOME TAX CONSEQUENCES:

        For U.S. federal and California state income tax purposes, the sale is expected to result in the recognition of a gain of up to $552,000 by the Company, depending upon the amount of the purchase price allocated to the fixed assets sold in the transaction. However, the Company's cumulative net operating losses can be used to offset the amount of the taxable gain on the sale, and as a result we expect to pay no state or federal income taxes on the sale. Further, the sale transaction will result in no capital gain or loss for the Company's shareholders and no distribution to shareholders in connection with the transaction is anticipated.

STOCKHOLDER APPROVAL:

        The affirmative vote of the holders of a majority of the outstanding shares of Electropure's common stock and convertible preferred stock is required to approve the EDI Asset Sale Transaction. See "INFORMATION CONCERNING THE PURPOSE OF THE TRANSACTIONS, VOTING AND SOLICITATION."

        An affirmative vote on Proposal 1 and Proposal 2 will result in the disposition of substantially all of the assets owned by and utilized in the operations of Electropure EDI, Inc. and the dissolution of the corporate existence of Electropure EDI, Inc. In addition, the Agreement will result in an amendment of the bylaws and articles of incorporation of the Company to change its name to Micro Imaging Technology, Inc.

IMPORTANT NOTE TO THE COMPANY'S SHAREHOLDERS:

Under the Agreement, the Company makes certain representations and warranties to the Buyer, which is a standard practice in a transaction such as this. The representations and warranties serve as an allocation of risk between the seller and the buyer, and must be read together with the disclosure schedules to the Agreement that qualify the representations and warranties. In the event that a representation made by the Company in the Agreement is not true at the closing, which is referred to as a breach of the representation, the Company may be obligated to reimburse the buyer for its damages associated with the breach by virtue of the indemnification provision included in the Agreement, up to a maximum amount of $160,000 in the aggregate. The representations and warranties in the Agreement are not necessarily intended to represent the true state of affairs of the Company or EDI, but instead serve as a way for the buyer to be reimbursed based on the agreed upon allocation of risk. The shareholders of the Company should not rely on the accuracy of the representations and warranties made in the Agreement. The representations and warranties do not state all of the facts necessary to completely and accurately represent the true state of affairs of the Company and EDI.

PROPOSAL THREE:        APPROVAL OF THE BUILDING ASSET TRANSACTION

BACKGROUND OF THE BUILDING ASSET TRANSACTION:

        In February 1998, the Company entered into a three-year lease, with option to purchase, with an unaffiliated third party for 30,201 square feet of office, manufacturing and warehousing space located at 23456 South Pointe Drive, Laguna Hills, CA (the "building"). In January 2001, the Company exercised its purchase option and formed Electropure Holdings, LLC, a wholly-owned California limited liability company, for the purpose of the building transaction. We financed substantially the entire $2,454,552 purchase price with a loan of $1,375,000 from a real estate mortgage lender and a $1,000,000 private loan from our majority stockholder, Mr. Anthony M. Frank.

        The Company has since refinanced the building mortgage on two additional occasions in order to utilize as working capital the appreciation in the building equity. In June 2002, we refinanced the first mortgage for $2 million and realized net proceeds of approximately $550,000. In May 2004, we again refinanced the building for $2,425,000, whereby we realized approximately $500,000 in net proceeds. In addition to a first trust deed granted to the mortgage lender in the May 2004 financing, the Company has granted a second security interest in the building to our majority stockholder, Mr. Anthony M. Frank, as collateral for $300,000 in short-term loans he made between February and May 2005. Mr. Frank has been a co-guarantor on each of the building financings conducted by the Company.

        The Company and its subsidiaries currently occupy approximately 18,201 sq. ft. of the building and sub-lease 12,000 sq. ft. to an unaffiliated tenant. Once the sale of the EDI business has been concluded and the operation is subsequently moved by the new owner, the Company's need for operating space will be greatly diminished. Moreover, the current market for commercial buildings in the area is such that a sale of the building at this time would provide the Company with additional working capital and the ability to relocate to more suitable offices and laboratory space for the Company's Micro Imaging Technology subsidiary.

        On June 3, 2005, the Company accepted an offer to purchase the building from the George A Boukather Trust ("Boukather"), an unaffiliated third party for the sum of $3,925,000. The parties executed a Purchase and Sale Agreement (the "Building Agreement") which was filed with the Securities and Exchange Commission on June 9, 2005 as an Exhibit on Form 8-K. To understand the terms of the transaction, the Agreement, including the exhibits and schedules to the Agreement, should be read in its entirety.

        On July 15, 2005, the George A Boukather Trust loaned the Company $250,000 which is collateralized by a second trust deed on the building in preference to the $300,000 security interest granted to Anthony Frank. The loan is to be repaid by December 31, 2005 or from the proceeds of the building sale, whichever occurs first. As partial consideration for the loan, the Company granted warrants to purchase 100,000 shares of its common stock and agreed to reduce the purchase price of the building by $50,000 to $3,875,000.

The information regarding the sale of the building contained herein is only a summary and does not state all of the terms and conditions of the transaction. Certain terms of the Building Agreement are set forth below:

PARTIES:                Electropure Holdings, LLC - Seller

                                  23456 South Pointe Drive

                                  Laguna Hills, California 92653

                                  Telephone: 949-770-9347

                                  George A. Boukather Trust Dated October 10, 1989, As Amended

                                  1399 Logan Avenue

                                  Costa Mesa, California 92626

                                  Telephone: 714-636-7950

TERMS:

*        Effective June 3, 2005, the Company agreed to sell the building located at 23456 South Pointe Drive, Laguna Hills, CA for a total purchase price of

          $3,925,000 cash due at the close of escrow. On July 15, 2005, in connection with the $250,000 loan from the Buyer to the Company, the parties agreed to reduce the purchase price of the building to $3,875,000.

*        The effective date of the Agreement is June 3, 2005 and is subject to shareholder approval.

*        Escrow on the sale will close within 90 days of removal of all contingencies or as soon as possible after all Sellers's SEC requirements for the sale of corporate assets have been met and Buyer's loan financing has been funded.

*        Buyers are allowed forty five (45) days to conduct a review of various contingency items (the "contingency period"), i.e., inspect the building and obtain a title report, geological and environmental reports.

*        From the proceeds of the sale, the Company has agreed to pay one-half of the escrow charges, all usual recording fees and any required documentary transfer fees. The Company has also agreed to pay the premium for a standard coverage owner's or joint protection policy of title insurance.

*        The Company is currently negotiating with the Buyer to lease back a portion of the building for approximately six months until it can relocate to more suitable offices and laboratory space for the Company's Micro Imaging Technology subsidiary. We anticipate that the leaseback will be on a month-to-month basis on up to 7,500 square feet of the facilities we currently occupy at approximately $1.10 per sq. ft. per month.

*        No written opinion, report or appraisal relating to the fairness of the sale price of the building has been obtained by the Company. The terms of the transactions are based on the negotiations described above. Based upon research conducted by the Company, the sale price of the building, however, is in line with similarly situated properties in the area and, based upon management's opinion, represents the fair market value of the property.

*        No consideration will be paid to the Company's shareholders as a result of the sale, other than the repayment of indebtedness owed to the Company's majority stockholder, Mr. Anthony M. Frank, in his capacity as a creditor of the Company.

USE OF PROCEEDS:

      The majority of the proceeds of the sale will be used to pay off the senior mortgage (approximately $2,372,500 at July 31, 2005) on the building held by Farmers Insurance Group Federal Credit Union c/o Business Partners LLC ("Senior Mortgage"). In addition, proceeds from the sale will be used to repay the $250,000 Boukather loan and junior liens held by Mr. Anthony M. Frank for loans made to the Company on and since February 18, 2005, which as of July 31, 2005 aggregated $308,333, including interest. In addition, from the sale proceeds, the Company will pay one-half of all escrow charges and all usual recording fees and required documentary transfer taxes. The Company must also pay from escrow the premium for a standard coverage owner's title insurance policy. The Company estimates such fees will amount to approximately $6,000.

ESTIMATED NET CASH PROCEEDS	$1,496,500
Repayment of Boukather Loan	-250,000
Repayment of Anthony M. Frank loans, including interest	-308,333
Refund of Sublessee Security Deposit	-12,600
Estimated Working Capital Remaining:	$925,567

        The remaining net cash proceeds from the transaction will be utilized as working capital and may be used to pay administrative expenses and other liabilities, including but not limited to current and accrued salaries, legal and accounting expenses, and costs associated with relocating the Company's remaining operations to a smaller facility.

REGULATORY APPROVALS:

        Approval by the Electropure shareholders of the sale of the building is subject to compliance with applicable federal and state securities laws, and applicable provisions of California law. No other federal or state regulatory approval is required to complete the sale of the building to the George A Boukather Trust.

INCOME TAX CONSEQUENCES:

        For U.S. federal and California state income tax purposes, the sale is expected to result in the recognition of a gain of an estimated $1,583,000 by the Company. However, the Company's cumulative net operating losses can be used to offset the amount of the taxable gain on the sale, and as a result we expect to pay no state or federal income taxes on the sale. Further, the sale transaction will result in no capital gain or loss for the Company's shareholders and no distribution to shareholders in connection with the transaction is anticipated.

STOCKHOLDER APPROVAL:

        The affirmative vote of the holders of a majority of the outstanding shares of Electropure's common stock and convertible preferred stock is required to approve the Building Asset Sale Transaction. See "INFORMATION CONCERNING THE PURPOSE OF THE TRANSACTIONS, VOTING AND SOLICITATION."

        An affirmative vote on Proposal 3 will result in the disposition of the Company's largest asset.

ELECTROPURE SELECTED HISTORIAL CONSOLIDATED FINANCIAL DATA

The following selected historical consolidated financial data has been derived from Electropure's audited consolidated financial statements as of and for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002. The selected consolidated financial data for the nine months ended July 31, 2005 is derived from Electropure's unaudited condensed financial statements, which include all adjustments consisting of normal recurring adjustments, which are in Electropure's opinion, necessary for a fair presentation of Electropure's results of operations for such period. The results of operations for the nine months ended July 31, 2005 are not necessarily indicative of the results for the full year. The information set forth below is not necessarily indicative of the expectations of results for future operations and should be read in conjunction with the consolidated financial statements and notes thereto appearing in Electropure's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2004. See the section "Additional Information" later in this Consent Solicitation Statement.

	Fiscal Year Ended October 31,			Nine Months Ended July 31, 2005
	2004	2003	2002
Consolidated Statements of Operating Data:
Net Sales	$ 1,129,009	$ 1,444,805	$ 1,412,786	$ 967,607
Operating loss	(1,124,301)	(1,340,048)	(1,542,938)	(635,834)
Net loss	(1,402,864)	(1,504,243)	(1,687,046)	(763,820)

Net loss per share, basic and diluted	$ (0.11)	$ (0.13)	$ (0.15)	$ (0.06)

Weighted average common shares, basic and diluted	12,205,004	11,699,817	10,971,522	12,680,347

Consolidated Balance Sheet Data:
Cash	$ 29,607	$ 24,215	$ 21,053	$ 184,281
Working capital deficit	(1,473,483)	(1,907,433)	(350,253)	(3,110,469)
Total assets	2,586,946	2,762,383	3,086,161	2,780,330
Long-term debt, net of current portion	3,527,038	2,017,022	2,888,198	2,490,846
Total shareholders' deficit	(2,603,919)	(1,394,208)	(518,727)	(3,273,919)

MARKET PRICE AND DIVIDEND INFORMATION

Our common stock is currently quoted in the OTC Electronic Bulletin Board market as a "penny stock" under the symbol "ELTP." The following table sets forth the high and low bid prices for the common stock, as reported on the Bulletin Board or "pink sheets," for the quarters that the securities were traded. The quotations reflect inter-dealer prices, without retail mark-up or mark-down or commissions and may not represent actual transactions.

		Common Stock Bid Prices
		High	Low
Fiscal 2003	First Quarter	0.32	0.10
	Second Quarter	0.18	0.13
	Third Quarter	0.25	0.14
	Fourth Quarter	0.45	0.14
Fiscal 2004	First Quarter	0.35	0.20
	Second Quarter	0.51	0.30
	Third Quarter	0.28	0.28
	Fourth Quarter	0.15	0.12
Fiscal 2005	First Quarter	0.15	0.07
	Second Quarter	0.12	0.05
	Third Quarter	0.12	0.05
	Fourth Quarter (through September 27, 2005)	0.09	0.08

        The Company has not paid any dividends on its common stock since its incorporation and it does not expect to pay dividends following the completion of the Asset Sale Transactions described in this Consent Solicitation Statement. We anticipate that, in the foreseeable future, earnings, if any, will be retained for use in the business or for other corporate purposes and it is not anticipated that cash dividends will be paid. Payment of dividends is at the discretion of the Board of Directors and may be limited by future loan agreements or California law. Under California law, if a corporation does not have retained earnings at least equal to the amount of the proposed distribution, it may pay dividends provided that after giving effect thereto, (a) the sum of the assets of the corporation (exclusive of good will, capitalized research and development expenses or deferred charges) would be at least equal to one and one-quarter times its liabilities (not including deferred taxes, deferred income and other deferred credits) and (b) the current assets of the corporation would be at least equal to the current liabilities or, if the average of the earnings of the corporation before taxes on income and for interest expense for the two preceding fiscal years was less than the average of interest expense of the corporation for such fiscal years, the current assets must be at least equal to one and one-quarter times its current liabilities.

INFORMATION CONCERNING THE PURPOSE OF THE TRANSACTIONS, VOTING AND SOLICITATION

PURPOSE OF THE TRANSACTIONS

        The Company, through its predecessor, HOH, Inc., was formed in December 1979 to develop a water treatment device intended to be a more efficient and economical replacement for whole-house water softening. In 1987, the Company conducted a public offering of its securities in an effort to raise working capital to complete its research and development activities. Due to technical difficulties and high production costs, it was not until 1997 and with losses aggregating nearly $11 million that the Company was able to develop and begin marketing its current, smaller, point-of-use model EDI product aimed at the high purity water treatment segment of commercial and industrial water treatment markets. Over the years, though our EDI product has slowly gained market acceptance and we have made significant strides in product improvement and production cost reductions, our Electropure EDI subsidiary operation has consistently sustained losses and in fiscal 2004 EDI operations resulted in a nearly 28% net loss. In the three months ended July 31, 2005, however, the EDI operation realized a significant sales growth and, as a result posted, the first, albeit modest, net gain (6%) it has enjoyed since its inception. No assurances can be given and the Company does not anticipate that it can expect sustained growth in the EDI sales since previous experiences have recorded sharp declines from month to month. Growing competition, increased fixed overhead costs and global economic uncertainties in general, among other factors, may have materially adverse effects on the Company's ability to continue not only the EDI operation, but administrative operations and the research and development activities of its Micro Imaging Technology subsidiary as well.

        In October 1997, the Company acquired an exclusive license to patent and intellectual property rights involving laser light scattering techniques to be utilized in the detection and monitoring of microorganisms in fluid. This acquisition, called "Laserpure," provided the basis for our proposed development of near "real-time" fluid monitoring systems for water monitoring as well as food processing and clinical applications. We subsequently formed the Micro Imaging Technology ("MIT") subsidiary to conduct the research and development activities and have had considerable success to date in the laboratory setting in applying the technology to detect a number of parasites and bacteria, e.g., E.coli, Listeria monocytogenes, Salmonella typhi, Pseudomonas aeruginosa, Staphylococcus aureus, and Streptococcus pneumoniae. We believe the MIT technology, if it can be fully developed and commercialized, may have significant market potential and could provide growth and long-term benefits to the shareholders of the Company.

        Currently, the Company does not have the financial wherewithal to either continue the research and development activities of Micro Imaging Technology or to expand marketing and sales efforts in order to make the EDI operation more profitable, or even continue to operate EDI as a going concern for any length of time. The Company believes the MIT technology may ultimately provide greater value to the shareholders than will the continued operation of EDI, although no assurance can be given in this regard. The Company further believes that the best, and possibly only, value of the EDI subsidiary will be realized from a sale of the operation. Consequently, on April 19, 2005, the Company entered into a Purchase and Sale Agreement (the "Agreement") to sell substantially all of the assets of the EDI subsidiary to SnowPure, LLC, a Nevada limited liability company, formed by EDI's General Manager, Michael Snow, for the purpose of this transaction.

        The EDI transaction will generate some working capital and eliminate some debt and eliminate the expense of EDI's continued operation. It represents the first of two steps that the Company hopes will be sufficient to permit the further development of the MIT technology. As a second measure, in June 2005, the Company entered into an agreement to sell the building currently owned by Electropure Holdings, LLC, our wholly-owned California limited liability company, to the George A Boukather Trust, an unaffiliated third party. Upon concluding the building sale, the Company intends to temporarily lease back approximately 7,500 sq. ft. of office and laboratory space for up to six months. Thereafter, it is the current intention of the Company to relocate and lease a more appropriate and less costly facility to develop and commercialize the MIT technology.

        In May 2004, the appraised value of the building was estimated to be $3.6 million and the Company believes that the value of the building has appreciated since May 2004. As of July 31, 2005, the first mortgage on the building is approximately $2,372,500 and the Company has granted the Buyer a second deed of trust on the building in the sum of $250,000 in conjunction with a July 2005 loan in that amount. An additional $300,000 in subordinated security interests on the building were granted to our majority stockholder, Mr. Anthony M. Frank, in connection with short-terms loans he made the Company between February and May 2005.

        Consequently, upon a sale of the building, the Company anticipates that it will realize approximately $925,000 in net proceeds that, together with the proceeds from the EDI sale, could be utilized as working capital in furtherance of the MIT research and development. Since the building constitutes the Company's single largest asset and EDI represents the Company's only operating business, the terms of the Asset Sale Transactions must be approved by a majority vote of the Company's shareholders.

RECOMMENDATION OF ELECTROPURE'S BOARD

        Electropure's Board unanimously recommends that the Electropure shareholders vote "FOR" each of the three Proposals described above.

        Based on the factors listed above, Electropure's Board determined that the Asset Sale Transactions will likely return the greatest value to Electropure shareholders as compared to other alternatives. In making its determination, the Board considered the following factors:

        *    The sale of the EDI and Building assets will enable Electropure to immediately realize value which can be utilized to further the development and commercialization of the Micro Imaging Technology product.

        *    After extensive marketing efforts, the offers from SnowPure LLC and the George A. Boukather Trust to acquire the assets of the EDI operation and the building, respectively, represented the most favorable terms to Electropure and its shareholders, including with respect to price, closing certainty, closing speed and regulatory considerations.

THE CONSENT PROCEDURE

        Section 603 of the General Corporation Law of the State of California states that, unless otherwise provided in the articles (of incorporation), any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted.

        Only shareholders of record as of September 27, 2005 are entitled to consent, to withhold their consent, or to revoke their consent, to the Proposals. Each share of our common stock is entitled to one vote per share, and each share of our Class B common stock is entitled to eight votes per share on all matters brought before the shareholders. The holders of our outstanding convertible preferred stock are entitled to one vote per share. Shares of the Series C and Series D preferred stock carry no voting rights. As of the record date, 12,815,851 shares of our common stock were issued and outstanding; 83,983 shares of our Class B common stock were issued and outstanding; 2,600,000 shares of our redeemable preferred stock were issued and outstanding; 250,000 shares of our Series C preferred stock were issued and outstanding; and 250,000 shares of our Series D preferred stock were issued and outstanding.

        The following shareholders, who jointly hold a majority of the outstanding common stock and convertible preferred stock entitled to vote as of the Record Date (the "Consenting Shareholders'), have indicated their intent to deliver to the Company their written consent approving each of the Proposals:

    *    Mr. Anthony M. Frank, who owns 44.1% of the voting power, holding 7,024,749 shares of our common stock; 250,000 shares of our Series C preferred stock; and 250,000 shares of our Series D preferred stock;

    *    Mr. Randall P Frank, who owns 4.3% of the voting power, holding 698,898 shares of our common stock;

    *    Ms. Tracy F. Frank, who owns 2.8% of the voting power, holding 457,196 shares of our common stock; and

    *    Floyd H. Panning, who owns 2.7% of the voting power, holding 421,792 shares of our common stock and 7,500 shares of our convertible preferred stock.

        The affirmative vote of a majority of the outstanding shares of Electropure's common stock and convertible preferred stock entitled to vote is required to approve each of the Proposals. Upon receipt of an affirmative vote of a majority of such stock, Electropure will be authorized and intends to take all necessary steps to immediately close each of the Asset Sale Transactions. The Company will also take all necessary steps to terminate the corporate existence of Electropure EDI, Inc. and Electropure Holdings, LLC, and to change the name of Electropure, Inc. to Micro Imaging Technology, Inc.

VOTING PROCEDURES AND REVOCATION OF CONSENTS

To ensure that your vote is recorded promptly, please submit your Consent card as soon as possible. You may revoke or change your Consent at any time before November 11, 2005 or prior to the receipt of an affirmative vote of a majority of Electropure's common stock and convertible preferred stock, whichever occurs first. You may revoke or change your Consent by submitting another Consent card with a later date or by sending a written notice or revocation to Electropure's Secretary at Electropure's principal executive offices.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Company's shareholders under the General Corporation Law of California, the Company's articles of incorporation or its bylaws in connection with the matters acted upon.

DESCRIPTION OF CAPITAL STOCK

      The authorized capital stock of the Corporation consists of the following:

    COMMON STOCK

        The Company is authorized to issue up to 20,000,000 shares of $0.01 par value common stock. As of the Record Date, 12,815,851 shares of the Company's common stock were issued and outstanding.

        Holders of common stock are entitled to one vote per share on all matters to be voted upon by the shareholders and except as may otherwise be required by law or as set forth under "DESCRIPTION OF CAPITAL STOCK - Class B common stock," will vote with the holders of the Class B common stock, and convertible preferred stock as one class.

        The shares of common stock have no preemptive, subscription, conversion or redemption rights. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to receive pro rata all assets which are legally available for distribution to shareholders, subject to the liquidation rights held by the Class B common stock, Series C and Series D convertible preferred stock and the convertible preferred stock, and the prior rights that may be established in the future for future issuances of Preferred Stock, if any. See "DESCRIPTION OF CAPITAL STOCK - Preferred Stock." Holders of common stock are entitled to dividends when, as and if declared by the Board of Directors out of legally available funds along with the holders of the Class B common stock, subject to any prior rights when may be granted in the future to holders of Preferred Stock.

    CLASS B COMMON STOCK

        There are 83,983 authorized and outstanding shares of Class B common stock all of which are issued and owned by Harry M. O'Hare, Sr., the Company's founder. The Class B common stock, the common stock, and the convertible preferred stock vote as a single class on all matters except as required by law and except if a reverse stock split or stock split is effected on the common stock and a similar reverse stock split or stock split is not effected on the Class B common stock or if a stock dividend in Class B common stock is not declared equal to a stock dividend declared on the common stock. In the latter situations, a separate class vote of the Class B common stock is required.

        Each share of Class B common stock carries eight votes per share and is entitled to non-stock dividends and liquidation payments equal to 80% of those paid on the common stock. The Class B common stock may not be transferred or assigned by the owner thereof. If a transfer is made of a share of Class B common stock in contravention of such restrictions, such share will automatically be converted into a share of common stock. Class B common stock will automatically convert, on a share-for-share basis, into shares of common stock upon the death of Harry M. O'Hare, Sr.

    CONVERTIBLE PREFERRED STOCK

        The Company has issued a total of 2,600,000 shares of convertible preferred stock, $0.01 par value. In March 1987, an aggregate of 2,492,152 shares of convertible preferred stock had been issued pro rata to all of the shareholders of the then currently outstanding common stock and Class B common stock. On July 28, 1988, the balance of 107,848 Convertible Preferred Shares were issued to Harry M. O'Hare, Sr. as a bonus. Each share of convertible preferred stock has one vote per share and except as otherwise may be required by law or set forth in "DESCRIPTION OF CAPITAL STOCK - Class B common stock," will vote as a class on all matters with the common stock and the Class B common stock. The convertible preferred stock is not entitled to receive any dividends, and in the event of liquidation, dissolution or winding up, each share is entitled to share ratably in all assets available for distribution at the rate equal to one share of common stock up to a maximum of $0.01 per share. The shares of convertible preferred stock have no preemptive rights or other rights to subscribe for additional securities and there are no sinking fund provisions with respect to such shares.

        The convertible preferred stock was convertible into common stock only if specified earnings or market prices of the common stock were achieved prior to October 31, 1990, which were not achieved. As of January 31, 1991, the convertible preferred stock became redeemable by the Company for $0.01 per share out of "legally available funds."

    PREFERRED STOCK

        On January 15, 1999, we issued 1,000,000 shares of Series B convertible preferred stock out of the 1,000,000 shares of authorized Preferred Stock, $1.00 par value, to Anthony M. Frank. Series B convertible preferred stock provides for a $1.00 per share liquidation preference over the common stock, Class B common stock and convertible preferred stock and each share of Series B convertible preferred stock entitles the holder thereof to four (4) votes per share and is to vote as a class along with holders of the common stock, Class B common stock and convertible preferred stock.

        In January 2001, Mr. Frank converted 1,000,000 shares of Series B convertible preferred stock each with four (4) votes per share into 250,000 shares of Series C convertible preferred stock which carry no voting rights. The Series C preferred stock has an aggregate liquidation value equal to the $1,000,000 price Mr. Frank paid for the preferred stock in January 1999. Each one share of Series C preferred stock is convertible into four (4) shares of common stock at the option of the holder.

        Also in January 2001, we sold Mr. Frank 250,000 shares of Series D convertible preferred stock for $2.00 per share in 50,000 share monthly increments beginning on January 26, 2001. Each share of Series D preferred stock has a liquidation value of $2.00 per share and is convertible, at the option of Mr. Frank, into two (2) shares of common stock. The Series D preferred stock has no voting rights.

    WARRANTS AND STOCK OPTIONS

        On various dates through the Record Date, the Company's Board of Directors has granted options and warrants to purchase Common Stock at prices ranging from $0.13 to $1.375 per share. Currently, 4,345,000 of such options and warrants to purchase common stock are outstanding. None of the outstanding options or warrants is entitled to vote on any issue.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date with respect to the common stock, Class B common stock, Series C Preferred Stock, Series D Preferred Stock and convertible preferred stock owned by the only persons known by us to own beneficially 5% or more of any of these classes of stock, by each consenting stockholder, by each director and by all directors and officers as a group.

Name	Common Stock (1)(2)	% of Class	Class B Common Stock	% of Class	Series C Preferred Stock (3)	% of Class	Series D Preferred Stock (4)	% of Class	Convertible Preferred Stock (5)	% of Class	% of Voting Power (6)

William F. Farnam
23456 South Pointe Drive
Laguna Hills, CA 92654	96,918	*	--	--	--	--	--	--	--	--	*
(Director)

Anthony M. Frank
320 Meadowood Ct.
Pleasant Hill, CA 94523	7,542,958	55.3%	--	--	250,000	100%	250,000	100%	--	--	44.1%
(Consenting Stockholder)

Randall P. Frank
320 Meadowood Ct.
Pleasant Hill, CA 94523	698,898	5.5%	--	--	--	--	--	--	--	--	4.3%
(Consenting Stockholder)

Tracy F. Frank
320 Meadowood Ct.
Pleasant Hill, CA 94523	457,196	3.6%	--	--	--	--	--	--	--	--	2.8%
(Consenting Stockholder)

Randolph S. Heidmann
23456 South Pointe Drive
Laguna Hills, CA 92563	--	--	--	--	--	--	--	--	--	--	--
(Director)

Harry M. O'Hare, Sr.
1000 El Centro
S. Pasadena, CA 91030	2,500	*	83,983	100%	--	--	--	--	931,629	35.8%	10.0%
(Founder)

Floyd H. Panning
23456 South Pointe Drive
Laguna Hills, CA 92653	421,792	3.3%	--	--	--	--	--	--	7,500	*	2.7%
(Officer and Director)

Catherine Patterson
23456 South Pointe Drive
Laguna Hills, CA 92653	50,112	*	--	--	--	--	--	--	2,906	*	*
(Officer)

All officer and directors
as a group (5 persons)	568,822	4.4%	--	--	--	--	--	--	10,406	*	3.6%

* Less than 1%

(1)    Excludes 83,983 shares of common stock issuable upon conversion of Class B common stock, which carry eight votes per share. If these shares of common stock were included, Mr. O'Hare and all officers and directors, as a group would own 86,483 shares (1.0%) and 568,822 shares (4.4%) of common stock, respectively.

(2)    Excludes currently exercisable warrants or options to purchase an aggregate of 275,000 shares of common stock held by the officers and directors referred to in the above table. Also excludes currently exercisable warrants to purchase an aggregate of 450,000 and 50,000 shares of common stock held by Anthony M. Frank and Randall P. Frank, respectively.

(3)    The Series C convertible preferred stock has no voting rights and is convertible into common stock, at the rate of four shares of common stock for each preferred share converted at the option of the holder. Anthony M. Frank owns all of the issued and outstanding Series C convertible preferred stock of the Company.

(4)    The Series D convertible preferred stock has no voting rights and is convertible into common stock, at the rate of two shares of common stock for each preferred share converted at the option of the holder. Anthony M. Frank owns all of the issued and outstanding Series D convertible preferred stock of the Company.

(5)    The convertible preferred stock was convertible into common stock only if specified earnings or market prices of the common stock were achieved prior to October 31, 1990. The specified earnings and market prices were not achieved and as of January 31, 1991, we were required to redeem these shares at $0.01 per share when funds became legally available.

(6)    Reflects the voting rights of the common stock and convertible preferred stock, each of which carries one vote per share; Class B common stock, which carries eight votes per share; and Series C and Series D convertible preferred stock, which have no voting rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other shareholders. Michael Snow, the principal owner and operator of SnowPure, LLC which is buying the assets of EDI, was formerly an officer of the Company serving as its Vice President and Chief Operating Officer, however, he has never held any position with the Company granting him the power to make or direct policy decisions within the Company.

DISTRIBUTION AND COSTS

        We will pay all costs associated with the distribution of this Consent Solicitation Statement, including the costs of printing and mailing. In addition, we will only deliver one Consent Solicitation Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Consent Solicitation Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Consent Solicitation Statement was delivered, or deliver a single copy of this Consent Solicitation Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

        Security holders may also address future requests regarding delivery of Consent Solicitation Statements and/or other information by contacting us at the address noted above.

ADDITIONAL INFORMATION

        The Company has filed annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Act of 1934, as amended. You may read and copy these reports and other information filed by Electropure, Inc. at the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.

The Securities and Exchange Commission also maintains an internet world wide web site that contains reports, proxy statements and other information about issuers, like Electropure, who file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The address of this site is http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

        The following documents are incorporated by reference in this Consent Solicitation Statement:

1.    Form 10-KSB of Electropure, Inc. for the year ended October 31, 2004.

2.    Form 10-QSB of Electropure, Inc. for the quarter ended July 31, 2005.

3.    Form 8-K filed on April 26, 2005 relating to the Agreement for Purchase and Sale of Assets by and between Electropure, Inc., Electropure EDI, Inc. and SnowPure, LLC dated April 15, 2005.

4.    Form 8-K filed on June 9, 2005 relating to the Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated June 3, 2005.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

            EDI ASSET TRANSACTION:

        On April 15, 2005, Electropure, Inc. entered into a Purchase and Sale Agreement pursuant to which SnowPure would pay a total purchase price of $800,000 for substantially all of the assets owned by and utilized in the operations of Electropure EDI, Inc. The purchase price will be paid in the form of cash and assumption of certain debt on the books of EDI as of the closing, including notes and trade payables, accrued salaries and expenses due Michael Snow, the principal owner and operator of SnowPure, LLC. The portion of the purchase price to be paid in cash, therefore, will be the difference between $800,000 and the exact amount of the debt to be assumed pursuant to this transaction as determined at the closing, which is estimated to be approximately $362,000 as of July 31, 2005. Following the transaction, the Company will be required to utilize approximately $86,000 of the net cash proceeds from the sale to pay certain taxes and trade and employee payables and to repay SnowPure LLC for the $100,000 December 2004 loan, plus accrued and unpaid interest.

           BUILDING ASSET TRANSACTION:

      In June 2005, the Company entered into an agreement to sell the land and building currently owned by Electropure Holdings, LLC, our wholly-owned California limited liability company, to the George A Boukather Trust, an unaffiliated third party. The majority of the proceeds of the sale will be used to pay off the senior mortgage (approximately $2,372,500 at July 31, 2005) on the building held by Farmers Insurance Group Federal Credit Union c/o Business Partners LLC ("Senior Mortgage"). In addition, proceeds from the sale will be used to repay the $250,000 Boukather loan and junior liens held by Mr. Anthony M. Frank for loans made to the Company on and since February 18, 2005, which as of July 31, 2005 aggregated $308,333, including interest. In addition, from the sale proceeds, the Company will pay one-half of all escrow charges and all usual recording fees and required documentary transfer taxes. The Company must also pay the premium for a standard coverage owner's title insurance policy. The Company estimates such fees will amount to approximately $6,000.

The following Unaudited Pro Forma Condensed Combined Financial Statements are based on three scenarios as follows:

        1.    Concluding the EDI Asset Sale Transaction only and dissolving the EDI subsidiary;

        2.    Concluding the Building Asset Sale Transaction only and dissolving the LLC subsidiary; and

        3.    Concluding both the EDI and Building Asset Transactions and dissolutions.

The Unaudited Pro Forma Condensed Combined Financial Statements have been prepared by management of Electropure, Inc. based on the financial statement incorporated herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the transactions had been concluded on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of Electropure, Inc. (including the notes thereto) incorporated by reference in this filing.

SCENARIO 1: EDI ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Balance Sheet

For the Nine Months Ended July 31, 2005

ASSETS
	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance
Current assets:
Cash	$ 184,281	$ 253,201	$ 437,482
Trade accounts receivable	100,404	(100,068)	336
Inventories	119,391	(119,391)	-
Prepaid expenses	48,858	-	48,858
Total current assets	451,934	33,742	486,676
Property, plant and equipment, net	2,281,225	(29,396)	2,251,829
Other assets	46,171	-	46,171
Total assets	2,780,330	4,346	2,784,676

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Current portion of notes payable to bank	48,131	-	48,131
Notes payable to shareholder	2,520,000	(100,000)	2,420,000
Trade accounts payable	252,550	(126,423)	126,127
Accrued payroll	284,653	(89,071)	195,582
Other accrued liabilities	370,952	(121,539)	249,413
Customer deposits	61,117	(48,517)	12,600
Redeemable convertible preferred stock, $0.01 par value
2,600,000 shares authorized, issued and outstanding at July 31, 2005	26,000	-	26,000
Total current liabilities	3,563,403	(485,550)	3,077,853

Notes payable	166,498	(166,498)	-
Notes payable to bank, net of current portion	2,324,348	-	2,324,348
Total liabilities	6,054,249	(652,048)	5,402,201

Commitments and contingencies	-	-	-

Shareholders' deficit:
Series C convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $1,000,000	250,000	-	250,000
Series D convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $500,000	250,000	-	250,000
Common stock, $0.01 par value; 20,000,000 shares authorized;
12,815,851 shares issued and outstanding at July 31, 2005	128,658	-	123,658
Class B common stock, $0.01 par value, 839,825 shares authorized;
93,983 shares issued and outstanding at July 31, 2005	840	-	840
Additional paid-in capital	25,823,996	-	25,823,996
Notes receivable on common stock	(35,904)	-	(35,904)
Accumulated deficit	(29,691,009)	656,394	(29,034,615)

Total shareholders' deficit	(3,272,919)	656,394	(2,617,525)

Total liabilities and shareholders' deficit (equity)	$ 2,780,330	$ (4,346)	$ 2,784,676

SCENARIO 1: EDI ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Nine Months Ended July 31, 2005

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 967,607	$ -	$ 967,607
Cost of Sales	639,786	-	639,786

Gross profit	327,821	-	327,821

Operating costs and expenses:
Research and development	240,579	-	240,573
Sales, general and administrative	723,076	-	723,076

Total operating expenses	963,655	-	963,655

Loss from operations	(635,834)	-	(635,834)

Other income (expense):
Interest income	1,034	-	1,034
Interest expense	(240,818)	-	(240,818)
Sublease income	113,400	-	113,400
Other income (expense), net	(2)	541,398	541,396
Other income (expense), net	(126,386)	541,398	415,012

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(762,220)	541,398	(220,822)

Extraordinary gain - gain on debt written off	-	114,996	114,996
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (763,820)	$ 656,394	$ (107,426)

Loss from operations of discontinued EDI
component (including gain of $541,398)	-	(2,097,938)	(2,097,938)

Net income (loss) on discontinued operations	$ (763,820)	$ (1,441,544)	$ (2,205,364)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.06)	$ 0.04	$ (0.02)
Extraordinary item and provision for income tax	-	0.01	0.01
Net income (loss) per share from continuing operations	$ (0.06)	$ 0.05	$ (0.01)

Loss on discontinued operations	-	(0.16)	(0.16)

Net income (loss) per share, basic and diluted	$ (0.06)	$ (0.11)	$ (0.17)

Shares used in computing basic and diluted net loss per share	12,680,347	12,714,595	12,714,595

SCENARIO 1: EDI ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year October 31, 2004

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 1,129,009	$ -	$ 1,129,009
Cost of Sales	949,592	-	949,592

Gross profit	179,417	-	179,417

Operating costs and expenses:
Research and development	398,203	-	398,203
Sales, general and administrative	905,515	-	905,515

Total operating expenses	1,303,718	-	1,303,718

Loss from operations	(1,124,301)	-	(1,124,301)

Other income (expense):
Interest income	1,456	-	1,456
Interest expense	(517,030)	-	(517,030)
Sublease income	130,850	-	130,850
Other income (expense), net	107,761	589,970	697,731
Other income (expense), net	(276,963)	589,970	313,007

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(1,401,264)	589,970	(811,294)

Extraordinary gain - gain on debt written off	-	106,139	106,139
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (1,402,864)	$ 696,109	$ (706,755)

Loss from operations of discontinued EDI
component (including gain of $589,970)	-	(1,785,035)	(1,785,035)

Net income (loss) on discontinued operations	$ (1,402,864)	$ (1,088,926)	$ (2,491,790)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.11)	$ 0.05	$ (0.06)
Extraordinary item and provision for income tax	-	0.01	0.01
Net income (loss) per share from continuing operations	$ (0.11)	$ 0.06	$ (0.05)

Loss on discontinued operations	-	(0.15)	(0.15)

Net income (loss) per share, basic and diluted	$ (0.11)	$ (0.09)	$ (0.20)

Shares used in computing basic and diluted net loss per share	12,205,004	12,205,004	12,205,004

SCENARIO 2: BUILDING ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Balance Sheet

For the Nine Months Ended July 31, 2005

ASSETS
	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance
Current assets:
Cash	$ 184,281	$ 925,587	$ 1,109,868
Trade accounts receivable	100,404	-	100,404
Inventories	119,391	-	119,391
Prepaid expenses	48,858	-	48,858
Total current assets	451,934	925,587	1,378,527
Property, plant and equipment, net	2,281,225	(2,245,292)	35,933
Other assets	46,171	(46,171)	-
Total assets	2,780,330	1,365,876	1,414,454

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Current portion of notes payable to bank	48,131	(48,131)	-
Notes payable to shareholder	2,520,000	(550,000)	2,420,000
Trade accounts payable	252,550	-	252,550
Accrued payroll	284,653	-	284,653
Other accrued liabilities	370,952	(8,334)	362,618
Customer deposits	61,117	(12,600)	48,517
Redeemable convertible preferred stock, $0.01 par value
2,600,000 shares authorized, issued and outstanding at July 31, 2005	26,000	-	26,000
Total current liabilities	3,563,403	(619,065)	3,077,853

Notes payable	166,498	-	166,498
Notes payable to bank, net of current portion	2,324,348	(2,324,348)	-
Total liabilities	6,054,249	(2,943,413)	3,110,836

Commitments and contingencies	-	-	-

Shareholders' deficit:
Series C convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $1,000,000	250,000	-	250,000
Series D convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $500,000	250,000	-	250,000
Common stock, $0.01 par value; 20,000,000 shares authorized;
12,815,851 shares issued and outstanding at July 31, 2005	128,658	-	128,658
Class B common stock, $0.01 par value, 839,825 shares authorized;
93,983 shares issued and outstanding at July 31, 2005	840	-	840
Additional paid-in capital	25,823,996	-	25,823,996
Notes receivable on common stock	(35,904)	-	(35,904)
Accumulated deficit	(29,691,009)	1,577,537	(28,113,472)

Total shareholders' deficit	(3,272,919)	1,577,537	(1,696,382)

Total liabilities and shareholders' deficit (equity)	$ 2,780,330	$ (1,365,876)	$ 1,414,454

SCENARIO 2: BUILDING ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Nine Months Ended July 31, 2005

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 967,607	$ -	$ 967,607
Cost of Sales	639,786	-	639,786

Gross profit	327,821	-	327,821

Operating costs and expenses:
Research and development	240,579	-	240,573
Sales, general and administrative	723,076	-	723,076

Total operating expenses	963,655	-	963,655

Loss from operations	(635,834)	-	(635,834)

Other income (expense):
Interest income	1,034	-	1,034
Interest expense	(240,818)	-	(240,818)
Sublease income	113,400	-	113,400
Other income (expense), net	(2)	1,577,537	1,577,535
Other income (expense), net	(126,386)	1,577,537	1,451,151

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(762,220)	1,577,537	815,317

Extraordinary gain - gain on debt written off	-	-	-
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (763,820)	$ 1,577,537	$ 813,717

Loss from operations of discontinued EDI
component (including gain of $1,577,537)	-	(1,006,336)	(1,006,336)

Net income (loss) on discontinued operations	$ (763,820)	$ 571,201	$ (192,619)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.06)	$ 0.12	$ 0.06
Extraordinary item and provision for income tax	-	-	-
Net income (loss) per share from continuing operations	$ (0.06)	$ 0.12	$ 0.06

Loss on discontinued operations	-	(0.08)	(0.08)

Net income (loss) per share, basic and diluted	$ (0.06)	$ 0.04	$ (0.02)

Shares used in computing basic and diluted net loss per share	12,680,347	12,714,595	12,714,595

SCENARIO 2: BUILDING ASSET TRANSACTION ONLY

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended October 31, 2004

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 1,129,009	$ -	$ 1,129,009
Cost of Sales	949,592	-	949,592

Gross profit	179,417	-	179,417

Operating costs and expenses:
Research and development	398,203	-	398,203
Sales, general and administrative	905,515	-	905,515

Total operating expenses	1,303,718	-	1,303,718

Loss from operations	(1,124,301)	-	(1,124,301)

Other income (expense):
Interest income	1,456	-	1,456
Interest expense	(517,030)	-	(517,030)
Sublease income	130,850	-	130,850
Other income (expense), net	107,761	1,533,568	1,641,329
Other income (expense), net	(276,963)	1,533,568	1,256,605

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(1,401,264)	1,533,568	132,304

Extraordinary gain - gain on debt written off	-	-	-
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (1,402,864)	$ 1,533,568	$ 130,704

Loss from operations of discontinued EDI
component (including gain of $1,553,568)	-	(566,119)	(566,119)

Net income (loss) on discontinued operations	$ (1,402,864)	$ 967,449	$ (435,415)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.11)	$ 0.13	$ 0.02
Extraordinary item and provision for income tax	-	-	-
Net income (loss) per share from continuing operations	$ (0.11)	$ 0.13	$ 0.02

Loss on discontinued operations	-	(0.05)	(0.05)

Net income (loss) per share, basic and diluted	$ (0.11)	$ (0.08)	$ (0.03)

Shares used in computing basic and diluted net loss per share	12,205,004	12,205,004	12,205,004

SCENARIO 3: EDI AND BUILDING ASSET TRANSACTIONS

Unaudited Pro Forma Condensed Combined Balance Sheet

For the Nine Months Ended July 31, 2005

ASSETS
	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance
Current assets:
Cash	$ 184,281	$ 1,178,788	$ 1,363,069
Trade accounts receivable	100,404	(100,068)	336
Inventories	119,391	(119,391)	-
Prepaid expenses	48,858	-	48,858
Total current assets	451,934	959,329	1,412,263
Property, plant and equipment, net	2,281,225	(2,274,688)	6,537
Other assets	46,171	(46,171)	-
Total assets	2,780,330	(1,361,530)	1,418,800

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Current portion of notes payable to bank	48,131	(48,131)	-
Notes payable to shareholder	2,520,000	(650,000)	1,870,000
Trade accounts payable	252,550	(126,423)	126,127
Accrued payroll	284,653	(89,071)	195,582
Other accrued liabilities	370,952	(129,873)	241,079
Customer deposits	61,117	(61,117)	-
Redeemable convertible preferred stock, $0.01 par value
2,600,000 shares authorized, issued and outstanding at July 31, 2005	26,000	-	26,000
Total current liabilities	3,563,403	(1,104,615)	2,458,788

Notes payable	166,498	(166,498)	-
Notes payable to bank, net of current portion	2,324,348	(2,324,348)	-
Total liabilities	6,054,249	(3,595,461)	2,458,788

Commitments and contingencies	-	-	-

Shareholders' deficit:
Series C convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $1,000,000	250,000	-	250,000
Series D convertible preferred stock; $1.00 par value;
250,000 shares authorized, issued and outstanding at July 31, 2005
liquidation preference of $500,000	250,000	-	250,000
Common stock, $0.01 par value; 20,000,000 shares authorized;
12,815,851 shares issued and outstanding at July 31, 2005	128,658	-	128,658
Class B common stock, $0.01 par value, 839,825 shares authorized;
93,983 shares issued and outstanding at July 31, 2005	840	-	840
Additional paid-in capital	25,823,996	-	25,823,996
Notes receivable on common stock	(35,904)	-	(35,904)
Accumulated deficit	(29,691,009)	2,233,931	(27,457,078)

Total shareholders' deficit	(3,272,919)	2,233,931	(1,039,988)

Total liabilities and shareholders' deficit (equity)	$ 2,780,330	$ (1,361,530)	$ 1,418,800

SCENARIO 3: EDI AND BUILDING ASSET TRANSACTIONS

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Nine Months Ended July 31, 2005

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 967,607	$ -	$ 967,607
Cost of Sales	639,786	-	639,786

Gross profit	327,821	-	327,821

Operating costs and expenses:
Research and development	240,579	-	240,573
Sales, general and administrative	723,076	-	723,076

Total operating expenses	963,655	-	963,655

Loss from operations	(635,834)	-	(635,834)

Other income (expense):
Interest income	1,034	-	1,034
Interest expense	(240,818)	-	(240,818)
Sublease income	113,400	-	113,400
Other income (expense), net	(2)	2,118,935	2,118,933
Other income (expense), net	(126,386)	2,118,935	1,992,549

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(762,220)	2,118,935	1,256,715

Extraordinary gain - gain on debt written off	-	114,996	114,996
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (763,820)	$ 2,233,931	$ 1,470,111

Loss from operations of discontinued EDI
component (including gain of $2,118,935)	-	(3,104,274)	(3,104,274)

Net income (loss) on discontinued operations	$ (763,820)	$ (870,343)	$ (1,634,163)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.06)	$ 0.16	$ 0.10
Extraordinary item and provision for income tax	-	0.01	0.01
Net income (loss) per share from continuing operations	$ (0.06)	$ 0.17	$ 0.11

Loss on discontinued operations	-	(0.24)	(0.24)

Net income (loss) per share, basic and diluted	$ (0.06)	$ (0.07)	$ (0.13)

Shares used in computing basic and diluted net loss per share	12,680,347	12,714,595	12,714,595

SCENARIO 3: EDI AND BUILDING ASSET TRANSACTIONS

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended October 31, 2004

	Beginning Balance	Pro Forma Adjustments	Pro Forma Combined Balance

Net sales	$ 1,129,009	$ -	$ 1,129,009
Cost of Sales	949,592	-	949,592

Gross profit	179,417	-	179,417

Operating costs and expenses:
Research and development	398,203	-	398,203
Sales, general and administrative	905,515	-	905,515

Total operating expenses	1,303,718	-	1,303,718

Loss from operations	(1,124,301)	-	(1,124,301)

Other income (expense):
Interest income	1,456	-	1,456
Interest expense	(517,030)	-	(517,030)
Sublease income	130,850	-	130,850
Other income (expense), net	107,761	2,123,538	2,231,299
Other income (expense), net	(276,963)	2,123,538	1,746,575

Income (loss) from continuing operations before
extraordinary gain and provision for income tax	(1,401,264)	2,123,538	722,274

Extraordinary gain - gain on debt written off	-	106,139	106,139
Provision for income tax	(1,600)	-	(1,600)
Net income (loss) from continuing operations	$ (1,402,864)	$ 2,229,678	$ 826,814

Loss from operations of discontinued EDI
component (including gain of $2,123,538)	-	(2,351,154)	(2,351,154)

Net income (loss) on discontinued operations	$ (1,402,864)	$ (121,476)	$ (1,524,340)

Net income (loss) per share, basic and diluted, from continuing operations:
Before extraordinary item and provision for income tax	$ (0.11)	$ 0.17	$ 0.06
Extraordinary item and provision for income tax	-	0.01	0.01
Net income (loss) per share from continuing operations	$ (0.11)	$ 0.18	$ 0.07

Loss on discontinued operations	-	(0.19)	(0.19)

Net income (loss) per share, basic and diluted	$ (0.11)	$ (0.01)	$ (0.12)

Shares used in computing basic and diluted net loss per share	12,205,004	12,205,004	12,205,004

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1.    Basis of Presentation

        The Unaudited Pro Forma Condensed Combined Financial Statements reflect the EDI Asset Sale Transaction accounted for as a purchase business combination as defined by Statement of Financial Accounting Standards No. 141, Business Combinations. The Building Asset Sale Transaction is accounted for under the full accrual method for retail land sales as defined by Statement of Financial Accounting Standards No. 66, Accounting for Sales of Real Estate.

        The Unaudited Pro Forma Condensed Combined Financial Statements are based on the consolidated October 31, 2004 audited and July 31, 2005 unaudited historical financial statements of Electropure, Inc incorporated by reference herein. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes the Asset Sale Transactions occurred as of July 31, 2005. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended July 31, 2005 presents the results of operations assuming the Asset Sale Transactions were completed on November 1, 2004. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended October 31, 2004 assumes the Asset Sale Transactions were effective on November 1, 2003.

Note 2.    Purchase Accounting

        Under the purchase method of accounting, the purchase price would be allocated to acquired tangible and intangible assets acquired and liabilities assumed on their estimated fair values as of the closing date of the Asset Sale Transactions, with any excess being ascribed to gain on the sale of assets. Management is primarily responsible for determining the fair values of these assets. Management has estimated the fair values of the acquired assets reflected in the Unaudited Pro Forma Condensed Combined Financial Statements based on a number of factors, including preliminary estimates of valuations. A final determination of these fair values, which cannot be made prior to the completion of the Asset Sale Transactions, would be based on the actual acquired net tangible and intangible assets that exist on the closing date, and could differ materially from the amounts estimated below (which estimates are as of July 31, 2005):

	ASSET TRANSACTION
	EDI	BUILDING
Current assets	$ 219,205	$ -
Property, plant and equipment	29,396	2,245,292
Other non-current assets	-	46,171
Current liabilities	294,590	-
Other non-current liabilities	166,498	-
Gain on sale of assets	90,311	1,583,537
Total purchase price	$ 800,000	$ 3,875,000

        Pursuant to the terms of the Purchase and Sale Agreement with SnowPure, LLC, the $800,000 purchase for the EDI Asset Sale Transaction is to be allocated in the following manner:

Accounts Receivable	Fair Value at Closing
Inventory	Fair Value at Closing
Property, plant and equipment	As determined at Closing by mutual agreement (estimated as of July 31, 2005 to be $250,000)
Intellectual Property (goodwill)	Balance

        Although a final determination of the amounts to be allocated cannot be made prior to the completion of the transaction, based upon estimates as of July 31, 2005, the purchase price for the EDI Asset Sale Transaction would be allocated as follows based upon the terms of the Purchase and Sale Agreement:

EDI
Current assets	$ 219,459
Property, plant and equipment	250,000
Other non-current assets	330,541
Total purchase price	$ 800,000

Note 3.    Unaudited Pro Forma Combined Adjustments

        The adjustments to the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2005 are described below:

EDI ASSET TRANSACTION

            (A)    Adjustment to eliminate the net book value of Accounts Receivable, Inventory and Property, plant and equipment transferred to SnowPure in the sum of $248,602.

            (B)    Adjustment to eliminate the fair value of certain debts and liabilities assumed by SnowPure as part of the purchase price in the sum of $361,088.

            (C)    Record use of $185,580 in cash from the sale proceeds to pay certain EDI vendors and employees upon termination of the EDI operation as well as an estimated $10,000 sales tax liability resulting from the sale of the tangible assets.

            (D)    Record a gain of $115,127 on debts written off upon termination of the EDI operations.

BUILDING TRANSACTION

            (E)    Adjustment to eliminate the net book value of Property and other assets related to the property sold in the sum of $2,245,292 and $46,171, respectively.

            (F)    Adjustment to eliminate the fair value of notes payable to the bank on the property sold and record estimated expenses associated with the sale in the amount of $2,372,479 and $6,000, respectively.

            (G)    Record use of $570,933 in cash from the sale proceeds to satisfy liens on the building in the total sum of $558,333 and to refund a security deposit in the sum of $12,600 to the current sublessee.

        Pursuant to the requirements of the Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Electropure, Inc.

By Order of the Board of Directors

By ______________________________________

            Floyd H. Panning, Chief Executive Officer

            Laguna Hills, California

            October 5 , 2005